WISDOMTREE TRUST

(the “Trust”)

Supplement dated January 7, 2022

to the currently effective

Summary Prospectus, Statutory Prospectus (collectively, the “Prospectuses”) and

Statement of Additional Information (“SAI”) for the

WisdomTree International Dividend ex-Financials Fund

(Ticker Symbol: DOO)

(the “Fund”)

The following information supplements and should be read in conjunction with the Prospectuses and SAI for the Fund.

Effective immediately, Voya Investment Management Co., LLC is the sub-adviser with respect to the Fund and replaces the current sub-adviser. As described in a supplement dated November 4, 2021, changes to the Fund’s name, ticker symbol, investment objective, principal investment strategies, and principal risks are scheduled to go into effect on or about January 18, 2022.

An information statement will be mailed to investors to provide additional information about the new sub-adviser and the terms of the new sub-advisory agreement. Accordingly, all references in the Prospectuses and SAI to Mellon Investments Corporation as sub-adviser of the Fund and to its personnel and related information are deleted and replaced with Voya Investment Management Co., LLC and its personnel and related information, including the following:

1)	The section “Management” in the summary section of the Fund’s Prospectuses is replaced with the following:

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) serves as investment adviser to the Fund. Voya Investment Management Co., LLC (“Voya IM” or the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by Voya IM’s Quantitative Equities portfolio management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Vincent Costa, CFA, Co-Chief Investment Officer, Equities, has been a portfolio manager of the Fund since January 2022.

Peg DiOrio, CFA, Head of Quantitative Equity Portfolio Management, has been a portfolio manager of the Fund since January 2022.

2)	The following is added to the “Management – Sub-Adviser” and “Management – Portfolio Managers” sections in the Fund’s Statutory Prospectus:

Sub-Adviser

Voya Investment Management Co., LLC (“Voya IM”) is responsible for the day-to-day management of the Fund. Voya IM, a registered investment adviser, is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 230 Park Avenue, New York, New York 10169. As of September 30, 2021, Voya IM had assets under management totaling approximately $257 billion1. The Sub-Adviser is a wholly-owned indirect subsidiary of Voya Financial, Inc., a publicly traded financial holding company. Voya IM chooses the portfolio investments of the Fund and places orders to buy and sell the portfolio investments. WisdomTree Asset Management pays Voya IM for providing sub-advisory services to the Fund.

1 Voya IM assets of $257 billion include proprietary insurance general account assets of $43 billion on a market value basis. Voya IM assets, as reported in Voya Financial SEC filings, include general account assets valued on a statutory book value basis and total approximately $253 billion.

The basis for the Board of Trustees’ approval of the Sub-Advisory Agreement will be available in the Trust’s Annual Report to Shareholders for the fiscal year ending March 31, 2022.

Portfolio Managers

The Fund is managed by Voya IM’s Quantitative Equities Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Vincent Costa is Co-Chief Investment Officer, Equities, at Voya IM. He is also the Head of the Global Quantitative Equity Team and serves as portfolio manager for the active quantitative and fundamental large cap value strategies. Previously at Voya IM, he was the Head of Portfolio Management for Quantitative Equity. Prior to joining Voya IM, he managed quantitative equity investments at both Merrill Lynch Investment Management and Bankers Trust Company. Mr. Costa earned an MBA in finance from New York University’s Stern School of Business and a BS in quantitative business analysis from Pennsylvania State University, and he is a CFA® Charterholder.

Peg DiOrio is Head of Quantitative Equity Portfolio Management and a portfolio manager for the active quantitative strategies at Voya IM. Prior to joining Voya IM, she was a quantitative analyst with Alliance Bernstein/Sanford C. Bernstein responsible for multivariate and time series analysis for low volatility strategies, global equities, REITs, and options. Prior to that, she was a senior investment planning analyst with Sanford C. Bernstein. Ms. DiOrio formerly served as president of the Society of Quantitative Analysts and continues to serve on the board of directors. She is on the external advisory board for the Applied Math and Statistics Department of Stony Brook University. Ms. DiOrio earned a MS in Applied Mathematics, Statistics and Operations Research from the Courant Institute of Mathematical Sciences, NYU and a BS from SUNY Stony Brook, and she is a CFA® Charterholder.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Fund.

3)	The first paragraph in the section “General Description of the Trust and the Funds” in the Fund’s SAI is updated with the following:

Voya Investment Management Co., LLC (“Voya IM”) is the investment sub-adviser to the U.S. Dividend ex-Financials Fund and International Dividend ex-Financials Fund (collectively, the “Quantitative Equity Funds”).

4)	The section “Proxy Voting Policy” of the Fund’s SAI is updated with the following:

All Quantitative Equity Funds. The Trust has adopted the proxy voting guidelines of Voya IM as its proxy voting policies for the Quantitative Equity Funds. Voya IM has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Voya IM seeks to act in the best interest of its clients and in accordance with its fiduciary duties. Specific votes depend on the particular facts and circumstances of each proxy vote. Voya IM generally votes in support of decisions reached by independent boards of directors. The policy establishes additional guidance to promote independence, alignment of compensation with long-term performance, and prudent fiscal management with respect to votes on specific matters, such as individual board elections, executive compensation, and capitalization. Voya IM seeks to avoid material conflicts of interest through the application of detailed predetermined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors.

A complete copy of the Sub-Adviser’s proxy voting policy may be obtained by calling 1-866-909-9473 or by writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

5)	The following is added to the “Management of the Trust – Sub-Adviser” and “Management of the Trust – Portfolio Managers” sections of the Fund’s SAI:

Sub-Advisers

Voya Investment Management Co., LLC serves as sub-adviser and is responsible for the day-to-day management of the Quantitative Equity Funds. Voya IM, a registered investment adviser, manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 230 Park Avenue, New York, New York 10169. Voya IM is a wholly-owned indirect subsidiary of Voya Financial, Inc., a publicly traded financial holding company. Voya IM chooses the portfolio investments of each Quantitative Equity Fund and places orders to buy and sell each such Fund’s portfolio investments. WisdomTree Asset Management pays Voya IM for providing sub-advisory services to the Quantitative Equity Funds.

Voya IM believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent Voya IM from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

The Sub-Advisory Agreement, with respect to the Quantitative Equity Funds, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance is also approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without any penalty, by (i) vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, in each case, on not more than sixty (60) days’ written notice to the Sub-Adviser, (ii) WisdomTree Asset Management or the Sub-Adviser for cause on at least sixty (60) days’ written notice to the other party, and (iii) WisdomTree Asset Management or the Sub-Adviser on at least 120 days’ written notice to the other party prior to any annual renewal term. The Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Portfolio Managers

Each Quantitative Equity Fund is managed by Voya IM’s Quantitative Equities Team. The individual members of the investment team who are jointly and primarily responsible for the day-to-day management of the Funds’ portfolios are Vincent Costa and Peg DiOrio.

As of September 30, 2021, the Quantitative Equities Team managed 28 registered investment companies with approximately $25.1 billion in assets; four pooled investment vehicles with approximately $600 million in assets; and nine other accounts with approximately $800 million in assets.

Portfolio Manager Fund Ownership – Voya IM

As of September 30, 2021, none of the portfolio managers owned shares of the Quantitative Equity Funds.

Portfolio Manager Compensation – Voya IM

Voya IM’s overall results include a review of firm profitability, team performance and the investment professionals’ individual performance, all of which influence the outcome of the discretionary bonus award recommendation process. The measures for each team are reviewed on an annual basis by the firm’s Executive Management, and includes the measure of investment performance versus benchmark and peer groups over one-, three- and five-year periods, and contributions to the firm’s revenue growth, and profitability.

The annual incentive bonus may be subject to a deferral mechanism into a long-term compensation plan, as determined by the plan in effect at the time of payment. In addition, if an employee’s fixed base salary compensation exceeds a particular threshold, the employee may participate in Voya Financial’s deferred compensation plan.

Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. Participants are eligible to receive annual awards determined by the Management Committee based largely on investment performance and their contribution to firm performance. Awards are based on the current year’s performance as defined by the Voya Financial long-term incentive plan. Awards may include a combination of performance share units, restricted stock units, and/or a notional investment in a predefined set of Voya IM Mutual Funds. Awards are subject to a time based vesting schedule.

Description of Material Conflicts of Interest – Voya IM

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Funds. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.  As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-DOO-0122